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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 2002

                   MORGAN STANLEY DEAN WITTER CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    333-83986                13-3291626
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
       Incorporation)                                    Identification Number)

                 ----------------------------------------------

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
                                 (212) 761-4000

Item 2.  Acquisition Or Disposition Of Assets

         On June 18, 2002, a single series of certificates, entitled Morgan Stanley Dean Witter Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2002-TOP7 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of June 1, 2002 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Dean Witter Capital I Inc. (the "Depositor") as depositor, Wells Fargo Bank, National Association, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as trustee, ABN Amro Bank N.V., as fiscal agent, and Wells Fargo Bank Minnesota, National Association, as paying agent and certificate registrar. The Certificates consist of twenty classes identified as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class X-1 Certificates," the "Class X-2 Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class R-I Certificates," the "Class R-II Certificates," and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 146 fixed rate, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on June 1, 2002 (the "Cut-off Date"), an aggregate principal balance of $969,447,715 after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.

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         The Class A-1 Certificates have an initial Certificate Balance of
$261,390,000. The Class A-2 Certificates have an initial Certificate Balance of $572,335,000. The Class B Certificates have an initial Certificate Balance of $24,236,000. The Class C Certificates have an initial Certificate Balance of $29,083,000. The Class X-1 Certificates have an initial Notional Amount of $969,447,715. The Class X-2 Certificates have an initial Notional Amount of $865,847,000. The Class D Certificates have an initial Certificate Balance of $7,271,000. The Class E Certificates have an initial Certificate Balance of $7,271,000. The Class F Certificates have an initial Certificate Balance of $12,118,000. The Class G Certificates have an initial Certificate Balance of $7,271,000. The Class H Certificates have an initial Certificate Balance of $10,906,000. The Class J Certificates have an initial Certificate Balance of $8,483,000. The Class K Certificates have an initial Certificate Balance of $7,271,000. The Class L Certificates have an initial Certificate Balance of $4,847,000. The Class M Certificates have an initial Certificate Balance of $4,847,000. The Class N Certificates have an initial Certificate Balance of $2,424,000. The Class O Certificates have an initial Certificate Balance of $9,694,715. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired

         Not applicable.

         (b)  Pro Forma Financial Information

         Not applicable.

         (c)  Exhibits.

                   Exhibit No.
                   of Item 601 of
Exhibit No.        Regulation S-K      Description
-----------        --------------      -----------

4.1                4                   Pooling and Servicing Agreement dated as
                                       of June 1, 2002, among Morgan Stanley
                                       Dean Witter Capital I Inc. as depositor,
                                       Wells Fargo Bank, National Association as master servicer, GMAC Commercial Mortgage
                                       Corporation, as special servicer, LaSalle
                                       Bank National Association, as trustee,
                                       ABN Amro Bank N.V., as fiscal agent, and Wells Fargo Bank Minnesota, National
                                       Association, as paying agent and
                                       certificate registrar.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   June 28, 2002

MORGAN STANLEY DEAN WITTER CAPITAL I INC.

By: /s/ Cecilia Tarrant
    ----------------------------------
    Name:  Cecilia Tarrant
    Title: Vice President




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